UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 8, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The description of the indemnification agreement set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Christopher McKee, GTT Communications, Inc.’s (the “Company”) General Counsel and Executive Vice President, Corporate Development and a named executive officer of the Company, has assumed the role of Division President, Infrastructure, effective March 8, 2021. There will be no change to Mr. McKee’s compensation in connection with his change in role. The Company and Mr. McKee have also agreed that the change will not constitute “good reason” under his employment agreement and retention bonus letter agreement with the Company.

Item 8.01 Other Events.

The Board of Directors of the Company appointed Douglass B. Maynard as General Counsel of the Company, effective March 8, 2021. Mr. Maynard served as the General Counsel of Akin Gump Strauss Hauer & Feld LLP, a major international law firm, from February 2016 to March 2021. He was also a Partner of Akin Gump Strauss Hauer & Feld LLP from August 2002 to December 2012 and from August 2014 to March 2021, where, prior to becoming General Counsel, he specialized in internal investigations, board and board committee representations, white collar and regulatory matters and complex civil litigation. Mr. Maynard has extensive governmental experience, including serving as Deputy Commissioner, Legal Matters for the New York City Police Department from January 2013 to July 2014, where he managed 250 lawyers and staff in the nation’s largest police department, and as Assistant United States Attorney, Criminal Division for the US Attorney’s Office for the Southern District of New York. Mr. Maynard serves on the Judiciary Committee for the New York City Bar Association and on the Board of Directors for Ronald McDonald House of the Greater Hudson Valley. He graduated cum laude with a B.A. in Philosophy from Yale University and holds a J.D. from New York University School of Law.

The Company entered into an indemnification agreement with Mr. Maynard, dated as of March 8, 2021, in substantially the form attached as Exhibit 10.3 to the Company’s Current Form on 8-K filed on October 28, 2020. The description of the Company’s form of indemnification agreement included in the Company’s Current Form on 8-K filed on October 28, 2020 and Exhibit 10.3 thereto are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer